UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2007

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000
      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At a meeting held on June 28, 2007, the Board of Directors of DTE Energy Company (the “Company”) elected two new directors, W. Frank Fountain, Senior Vice President — External Affairs and Public Policy at DaimlerChrysler AG, effective immediately, and Ruth G. Shaw, retired Group Executive, Public Policy and President, Duke Nuclear at Duke Energy Corporation, effective January 1, 2008. Mr. Fountain and Dr. Shaw fill vacancies created by an increase in the size of the Board of Directors from 11 to 13 members.
The Board of Directors has determined that Mr. Fountain is an independent director under the New York Stock Exchange listing standards and the Company’s independence guidelines. The Board of Directors appointed Mr. Fountain to the Public Responsibility Committee. There is no arrangement or understanding between Mr. Fountain and any person pursuant to which he was selected as a Director. Mr. Fountain is not a party to any transaction subject to Section 404(a) of Regulation S-K involving the Company or any of its subsidiaries.
The Board of Directors has also determined that Dr. Shaw is an independent director under the New York Stock Exchange listing standards and the Company’s independence guidelines. The Board of Directors appointed Dr. Shaw to the Nuclear Review Committee, effective January 1, 2008. There is no arrangement or understanding between Dr. Shaw and any person pursuant to which she was selected as a Director. Dr. Shaw is not a party to any transaction subject to Section 404(a) of Regulation S-K involving the Company or any of its subsidiaries.
In addition, in connection with his election as a director, Mr. Fountain will receive 1,000 shares of restricted stock pursuant to the Company’s 2006 Long-Term Incentive Plan under the Company’s non-employee director compensation program. The shares vest three years from the effective date of the grant and require no consideration to be paid by the recipient. Dr. Shaw will receive a similar grant of 1,000 shares of restricted stock when she assumes office in January 2008.
A copy of the Company’s press release announcing Mr. Fountain’s and Dr. Shaw’s election is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 8.01	Other Events
At a meeting held on June 28, 2007, the Board of Directors of the Company elected Gerardo Norcia as Group President — DTE Energy Company. Mr. Norcia joined DTE Energy Company in 2002 as President of DTE Gas Storage, Pipelines and Processing Company, and was recently elected as President and Chief Operating Officer of Michigan Consolidated Gas Company, each a subsidiary of the Company. Mr. Norcia is responsible for all utility gas operations, and non-utility gas pipelines, processing and storage activities.

Item 9.01	Financial Statements and Exhibits
(d)      Exhibits

Exhibit
Number	Description

99.1	Press Release dated July 2, 2007 issued by DTE Energy Company

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 2, 2007

DTE ENERGY COMPANY (Registrant)
/s/ Sandra Kay Ennis
Sandra Kay Ennis
Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated July 2, 2007 issued by DTE Energy Company